UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by an associate of a director of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities by an associate of a director of MiX Telematics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: March 17, 2022

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT

(“MiX Telematics”)

DEALINGS IN SECURITIES BY AN ASSOCIATE OF A DIRECTOR OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by an associate of a director of MiX Telematics:

Name of associate:	786 Partners LP
Name of director and relationship to director:	Ian Jacobs, who is the managing member of 402 GP which is the general partner of 786 Partners LP
Transaction date:	March 11, 2022
Class of securities:	American Depositary Shares*
Number of securities:	4 564
Highest traded price per security:**	USD12.4903
Weighted average price per security:	USD11.934684
Lowest traded price per security:**	USD11.7183
Total value:	USD54 469.90
Nature of transaction:	On-market purchase through the NYSE
Nature and extent of director’s interest:	Indirect beneficial
Clearance to deal received:	Yes

Name of associate:	786 Partners LP
Name of director and relationship to director:	Ian Jacobs, who is the managing member of 402 GP which is the general partner of 786 Partners LP
Transaction date:	March 14, 2022
Class of securities:	American Depositary Shares*
Number of securities:	1 400
Highest traded price per security:**	USD12.185
Weighted average price per security:	USE11.984643
Lowest traded price per security:**	USD11.7382
Total value:	USD16 778.50
Nature of transaction:	On-market purchase through the NYSE
Nature and extent of director’s interest:	Indirect beneficial
Clearance to deal received:	Yes

Name of associate:	786 Partners LP
Name of director and relationship to director:	Ian Jacobs, who is the managing member of 402 GP which is the general partner of 786 Partners LP
Transaction date:	March 15, 2022
Class of securities:	American Depositary Shares*
Number of securities:	56 398
Highest traded price per security:**	USD12.10
Weighted average price per security:	USD11.993961
Lowest traded price per security:**	USD11.667
Total value:	USD676 435.41
Nature of transaction:	On-market purchase through the NYSE
Nature and extent of director’s interest:	Indirect beneficial
Clearance to deal received:	Yes
* One American Depositary Share equals 25 ordinary shares.
**Highest and lowest traded prices per security on the market on the day.

March 17, 2022

JSE sponsor

2